UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 25, 2015
MEDICUS HOMECARE INC.
(Exact name of registrant as specified in its charter)
Nevada	000-55272	33-1227048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Waiblingerstrasse 34, Stuttgart, Germany		70372
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		+49 157 894 69537
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 25, 2015, we issued a news release providing an update our company.

Item 9.01	Financial Statements and Exhibits
99.1	News Release dated June 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICUS HOMECARE INC.
/s/Orhan Karahodza
Dr. Orhan Karahodza
President and Director
June 25, 2015